SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         July 21, 1997
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                            DATA GENERAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     1-7352                    04-2436397
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(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)


4400 Computer Drive, Westboro, Massachusetts                       01580
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  (Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:        (508) 898-5000
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

         On July 18, 1997, Data General Corporation issued the press release filed herewith as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         99    ---     Press Release dated July 18, 1997.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            DATA GENERAL CORPORATION

                                                Date: July 21, 1997


                                                By: /s/ Robert C. McBride
                                                --------------------------------
                                                    Robert C. McBride
                                                Vice President and Treasurer